UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SPHERIX INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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One Rockefeller Plaza, 11th Fl.

New York, NY 10020

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 15, 2019

March 11, 2019

To our Stockholders:

Notice is hereby given that the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Spherix Incorporated, a Delaware corporation (the “Company,” “Spherix,” “our,” “we” or “us”), will be held as a “virtual meeting” via live audio webcast on Monday, April 15, 2019, at 9:00 a.m. Pacific Time/12:00 p.m. Eastern Time for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):

(1)	To elect five (5) directors to serve one-year terms expiring at the 2020 annual meeting of stockholders;

(2)	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2019;

(3)	To conduct a non-binding advisory vote on our executive compensation;

(4)

To approve and adopt a proposal to amend our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split of our common stock at a ratio up to ten-for-one (10-for-1) (the “Reverse Split”), with the exact ratio to be set within that range at the sole discretion of our Board of Directors without further approval or authorization of our stockholders before the filing of an amendment to the Certificate of Incorporation effecting the proposed reverse stock split;

(5)

To approve an amendment to the Spherix Incorporated 2014 Equity Incentive Plan (the “2014 Plan”) to increase the number of shares of common stock authorized to be issued pursuant to the 2014 Plan from 434,210 to 1,034,210; and

(6)	To transact other business that may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

Pursuant to our Amended and Restated Bylaws, our Board has fixed the close of business on February 20, 2019 as the record date (the “Record Date”) for determination of stockholders entitled to notice and to vote at the Annual Meeting and any adjournment thereof. Holders of our common stock, Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock are entitled to vote at the Annual Meeting. This notice, the Proxy Statement, proxy card and Annual Report on Form 10-K for the year ended December 31, 2018 (the “Annual Report”) will be first sent or made available to stockholders on or around March 13, 2019.

Our annual meeting will be a “virtual meeting” of stockholders which will be conducted exclusively online via live audio webcast.

You will be able to attend the Annual Meeting via live audio webcast by visiting Spherix’s virtual meeting website at www.virtualshareholdermeeting.com/SPEX19 on Monday, April 15, 2019, at 9:00 a.m. Pacific Time/12:00 p.m. Eastern Time. Upon visiting the meeting website, you will be prompted to enter the 16-digit Control Number provided to you on your Notice of Internet Availability of Proxy Materials or on your proxy card if you receive materials by mail. The unique Control Number allows us to identify you as a stockholder and will enable you to securely log on, vote and submit questions during the Annual Meeting on the meeting website. Further instructions on how to attend and participate in the Annual Meeting via the Internet, including how to demonstrate proof of stock ownership, are available at www.proxyvote.com.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote your shares by promptly completing, signing and returning the enclosed proxy card using the enclosed envelope. The enclosed envelope requires no postage if mailed within the United States. You may also vote your shares over telephone or the Internet in accordance with the instructions on the proxy card. Any stockholder attending the Annual Meeting may vote in person, even if you have already returned a proxy card or voting instruction card.

BY ORDER OF THE BOARD OF DIRECTORS
By:	/s/ Robert J. Vander Zanden
Robert J. Vander Zanden Chairman of the Board

One Rockefeller Plaza, 11th Fl.

New York, NY 10020

PROXY STATEMENT
FOR
2019 ANNUAL MEETING OF STOCKHOLDERS
APRIL 15, 2019

Your proxy is solicited by the Board of Directors for our 2019 Annual Meeting of Stockholders (the “Annual Meeting”), to be held on Monday, April 15, 2019, at 9:00 a.m. Pacific Time/ 12:00 p.m. Eastern Time. Our Annual Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively online via live audio webcast. The Company’s principal executive office is located at One Rockefeller Plaza, 11th Fl., New York, NY 10020, and the telephone number is 212-745-1374.

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

(1)	To elect five (5) directors to serve one-year terms expiring at the 2020 annual meeting of stockholders;

(2)	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2019;

(3)	To conduct a non-binding advisory vote on our executive compensation;

(4)	To approve and adopt a proposal to amend our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split of our common stock at a ratio up to ten-for-one (10-for-1) (the “Reverse Split”), with the exact ratio to be set within that range at the sole discretion of our Board of Directors without further approval or authorization of our stockholders before the filing of an amendment to the Certificate of Incorporation effecting the proposed reverse stock split;

(5)

To approve an amendment to the Spherix Incorporated 2014 Equity Incentive Plan (the “2014 Plan”) to increase the number of shares of common stock authorized to be issued pursuant to the 2014 Plan from 434,210 to 1,034,210; and

(6)	To transact other business that may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

The Board of Directors has fixed the close of business on February 20, 2019 as the record date (the “Record Date”) for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. The notice of the Annual Meeting (the “Notice”), this Proxy Statement, the proxy card and the Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (“Annual Report”) will be first sent or made available to stockholders on or around  March 13, 2019.

You will be able to attend the Annual Meeting via live audio webcast by visiting Spherix’s virtual meeting website at www.virtualshareholdermeeting.com/SPEX19 on Monday, April 15, 2019, at 9:00 a.m. Pacific Time/12:00 p.m. Eastern Time. Upon visiting the meeting website, you will be prompted to enter the 16-digit Control Number provided to you on your Notice of Internet Availability of Proxy Materials or on your proxy card if you receive materials by mail. The unique Control Number allows us to identify you as a stockholder and will enable you to securely log on, vote and submit questions during the Annual Meeting on the meeting website. Further instructions on how to attend and participate in the Annual Meeting via the Internet, including how to demonstrate proof of stock ownership, are available at www.proxyvote.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON APRIL 15, 2019: THE NOTICE, PROXY STATEMENT, PROXY CARD AND THE ANNUAL REPORT ARE AVAILABLE AT WWW.PROXYVOTE.COM.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Why am I Receiving these Materials?

This Proxy Statement and the accompanying materials are being provided for the solicitation of proxies by our Board of Directors for the 2019 Annual Meeting.

What is Included in these Materials?

These materials include the Notice, the Proxy Statement, a proxy card and the Annual Report, as filed with the Securities and Exchange Commission (the “SEC”) on March 11, 2019.

What is the Purpose of the Annual Meeting?

This is the Annual Meeting of the Company’s Shareholders. At the meeting, we will be voting upon:

●	Election of five (5) directors to serve one-year terms expiring at the 2020 Annual Meeting of stockholders;

●	Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2019;

●	To conduct a non-binding advisory vote on our executive compensation;

●

To approve and adopt a proposal to amend our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split of our common stock at a ratio up to ten-for-one (10-for-1) (the “Reverse Split”), with the exact ratio to be set within that range at the sole discretion of our Board without further approval or authorization of our stockholders of Directors before the filing of an amendment to the Certificate of Incorporation effecting the proposed reverse stock split;

●

To approve an amendment to the Spherix Incorporated 2014 Equity Incentive Plan (the “2014 Plan”) to increase the number of shares of common stock authorized to be issued pursuant to the 2014 Plan from 434,210 to 1,034,210; and

●	Transaction of such other business that may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

How do Proxies Work?

Our Board is asking for your proxy. This means you authorize persons selected by us to vote your shares at the meeting in the way you instruct and, with regard to any other business that may properly come before the meeting, as they think best.

I Share an Address with Another Stockholder and We Received Only One Paper Copy of the Proxy Materials. How May I Obtain An Additional Copy of the Proxy Materials?

Our Company has adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice, the Proxy Statement and the Annual Report to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs, and the environmental impact of our annual meetings. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice, the Proxy Statement and the Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these documents.

To receive a separate copy of the Notice, the Proxy Statement and the Annual Report, you may contact us at the following address and phone number:

Spherix Incorporated

One Rockefeller Plaza, 11th Fl.

New York, NY 10020

Attention: Hayley Behrmann

Telephone: 212-745-1374

Stockholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Who is Entitled to Vote?

Our Board has fixed the close of business on February 20, 2019 as the “Record Date” for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. You can vote at the Annual Meeting if you held shares of our common stock (the “Common Stock”), Series D Convertible Preferred Stock (the “Series D Preferred Stock”) or Series D-1 Convertible Preferred Stock (the “Series D-1 Preferred Stock”) (collectively, the “Voting Capital”) as of the close of business on the Record Date. On February 20, 2019, there were 8,542,530 shares of Common Stock outstanding, 4,725 shares of Series D Preferred Stock outstanding and 834 shares of Series D-1 Preferred Stock outstanding.  Each share of Common Stock entitles the holder thereof to one vote.

Our outstanding Series D Preferred Stock and Series D-1 Preferred Stock are entitled to the following number of votes subject to the beneficial ownership limitations described below:

Series D Preferred Stock – ten/nineteenths votes per preferred share; and

Series D-1 Preferred Stock – ten/nineteenths votes per preferred share.

Beneficial ownership limitations on our preferred stock prevents the conversion or voting of such preferred stock if the number of shares of Common Stock to be issued pursuant to such conversion or to be voted would exceed, when aggregated with all other shares of Common Stock or other voting stock owned by such holder at such time, the number of shares of Common Stock which would result in such holder beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act, as amended (the “Exchange Act”), and the rules thereunder) more than:

4.99% of all the Common Stock outstanding at such time, in the case of Series D Preferred Stock; and

9.99% of all the Common Stock outstanding at such time, in the case of Series D-1 Preferred Stock.

As of February 20, 2019, no stockholder’s ownership of our preferred stock had violated the ownership limitations set forth above and, as a result, no reductions of voting rights have been made.

A list of stockholders of record entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices located at One Rockefeller Plaza, 11th Floor, New York, NY 10020 for a period of at least 10 days prior to the Annual Meeting and during the meeting. The stock transfer books will not be closed between the Record Date and the date of the Annual Meeting.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, VStock Transfer, LLC you are the “record holder” of those shares.  If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.”  If your shares are held in street name, these proxy materials have been forwarded to you by that organization.  As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who May Attend the Meeting?

Record holders and beneficial owners may attend the Annual Meeting.  If your shares are held in street name and you would like to vote your shares at the Annual Meeting, you will need to obtain a valid proxy from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares at the Annual Meeting.

How Do I Vote?

Stockholders of Record

For your convenience, our record holders have four methods of voting:

1.	Vote by Internet.

●	Before the meeting: Go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

●	During the meeting: Go to www.virtualshareholdermeeting.com/SPEX19. You will be able to attend the Annual Meeting online, vote your shares electronically until voting is closed and submit your questions during the Annual Meeting.

2.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3.	Vote by telephone. You may vote by proxy by calling 1-800-690-6903 and following the instructions on the proxy card.

Beneficial Owners of Shares Held in Street Name

For your convenience, our beneficial owners have four methods of voting:

1.	Vote by Internet.

●	Before the meeting: Go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

●	During the meeting: Go to www.virtualshareholdermeeting.com/SPEX19. You will be able to attend the Annual Meeting online, vote your shares electronically until voting is closed and submit your questions during the Annual Meeting. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting.

2.	Vote by mail. Mark, date, sign and mail promptly your vote instruction form (a postage-paid envelope is provided for mailing in the United States).

3.	Vote by telephone. You may vote by proxy by calling 1-800-690-6903 and following the instructions on the proxy card.

If you vote by Internet or by telephone, please DO NOT mail your proxy card.

If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares.

How Will My Shares Be Voted?

All shares entitled to vote and represented by a properly completed, executed and delivered proxy received before the Annual Meeting and not revoked will be voted at the Annual Meeting as you instruct in a proxy delivered before the Annual Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your proxy will be voted as the Board recommends on each of the enumerated proposals and with regard to any other matters that may be properly presented at the Annual Meeting and all matters incident to the conduct of the meeting. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Is My Vote Confidential?

Yes, your vote is confidential. The only persons who have access to your vote are the inspector of elections, individuals who help with processing and counting your votes, and persons who need access for legal reasons.  Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to our Company’s management and the Board.

What Constitutes a Quorum?

To carry on business at the Annual Meeting, we must have a quorum.  A quorum is present when a majority of the shares entitled to vote, as of the Record Date, are represented in person or by proxy.  Thus, holders of the Voting Capital representing at least 4,272,729 votes must be represented in person or by proxy to have a quorum.  Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  Shares owned by us are not considered outstanding or considered to be present at the Annual Meeting.  If there is not a quorum at the Annual Meeting, our stockholders may adjourn the meeting.

What is a Broker Non-Vote?

If your shares are held in a street name, you must instruct the organization who holds your shares how to vote your shares.  If you do not provide voting instructions, your shares will not be voted on any non-routine proposal.  This vote is called a “broker non-vote.”  If you sign your proxy card, but do not provide instructions on how your broker should vote, your broker will vote your shares as recommended by our Board.  Broker non-votes are not included in the tabulation of the voting results of any of the proposals and, therefore, do not effect these proposals.

Proposal 2, the ratification of the appointment of Marcum LLP as our independent registered public accounting firm, is a “routine” matter on which your broker can exercise voting discretion. All other proposals are considered non-routine and therefore brokers cannot use discretionary authority to vote shares on other proposals to be considered at the Annual Meeting if they have not received instructions from their clients.  Please submit your vote instruction form so your vote is counted.

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal.  Abstentions are not included in the tabulation of the voting results of any of the proposals and, therefore, do not affect these proposals, but are included for purposes of determining whether a quorum has been reached.

How Many Votes Are Needed for Each Proposal to Pass?

Proposal	Vote Required	Broker Discretionary Vote Allowed

Election of five (5) members to our Board of Directors	Plurality of the votes cast (the five (5) directors receiving the most “For” votes)	No

Ratification of the Appointment of Marcum LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2019	A majority of the votes cast	Yes

Approval, by non-binding advisory vote, of our executive compensation	A majority of the votes cast	No

Approval of an amendment to our Certificate of Incorporation to effect the Reverse Split	A majority of the outstanding Voting Capital	No

Approval of an amendment to the 2014 Plan to increase the number of shares of common stock authorized to be issued pursuant to the 2014 Plan from 434,210 to 1,034,210	A majority of the votes cast	No

What Are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees.  With regard to other proposals, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal.  You should specify your respective choices on the accompanying proxy card or your vote instruction form.

All shares represented by proxy will be voted at the Annual Meeting in accordance with the choices specified on the proxy, and where no choice is specified, in accordance with the recommendations of the Board. Thus, where no choice is specified, the proxies will be voted for the election of all directors and the proposals being placed before our stockholders at the Annual Meeting.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before it is voted by giving written notice to our administrator, by delivering a properly completed, later-dated proxy card or vote instruction form or by voting via the internet at the Annual Meeting.  All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Spherix Incorporated, One Rockefeller Plaza, 11th Fl., New York, NY 10020, Attention: Hayley Behrmann. Revocations of proxies must be received prior to the time of the Annual Meeting to serve as an effective revocation of that proxy.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us.  In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person.  Such persons will receive no compensation for their services other than their regular salaries.  Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

Do I Have Dissenters’ Rights of Appraisal?

Our stockholders do not have appraisal rights under Delaware law or under our governing documents with respect to the matters to be voted upon at the Annual Meeting.

How can I find out the Results of the Voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file with the SEC within four business days after the meeting.

What Is the Deadline for Submitting Proposals for Consideration or to Nominate Individuals to Serve as Directors?

Requirements for Stockholder Proposals Relating to Matters Other than Nominations for and Elections of Directors to Be Brought Before the 2019 Annual Meeting of Stockholders. Our stockholders may bring a matter (other than a nomination of a director candidate) before a meeting of stockholders only if such matter is a proper matter for stockholder action and the stockholder has provided timely notice in writing. In accordance with our Amended and Restated Bylaws, in order to be timely for such meeting, your notice must be delivered to and received by our administrator at our principal executive offices at One Rockefeller Plaza, 11th Fl., New York, NY 10020, not less than sixty days nor more than ninety days before the first anniversary of the date on which the corporation  held its annual meeting in the immediately preceding year; provided, however, that in the case of an annual meeting of stockholders that is called for a date that is not within thirty days before or after the first anniversary date of the annual meeting of stockholders in the immediately preceding year, any such written proposal of nomination must be received by the Board of Directors not less than five days after the earlier of the date the corporation shall have (w) mailed notice to its stockholders that an annual meeting of stockholders will be held or (x) issued a press release, or (y) filed a periodic report with the Securities and Exchange Commission or (z) otherwise publicly disseminated notice that an annual meeting of stockholders will be held. To be valid, the written notice of a proposal of a stockholder matter must contain information regarding such stockholder matter equivalent to the information that would be required under the SEC’s proxy solicitation rules, and also must include the class and number of our shares which are beneficially held by such stockholder, any voting rights with respect to shares not beneficially owned and other ownership or voting interest in our shares, whether economic or otherwise, including derivatives and hedges. Notwithstanding the foregoing, stockholder proposal requirements are in all cases subject to SEC regulations set forth in Rule 14a-8 of the Exchange Act. Pursuant to Rule 14a-8 of the Exchange Act and the Company’s Amended and Restated Bylaws, because the date of the 2019 Annual Meeting was changed by more than 30 days from the date of the 2018 annual meeting of stockholders, stockholders of the Company who wished to propose business to be brought before the 2019 Annual Meeting had to have submitted written notice of such nomination to the Company’s Secretary at Spherix Incorporated at One Rockefeller Plaza, New York, New York 10020, on or before the close of business on February 20, 2019, which the Company determined to be a reasonable time prior to the 2019 Annual Meeting for which stockholders could propose business pursuant to Rule 14a-8 and which was announced on a Current Report on Form 8-K as filed on February 6, 2019..

Requirements for Director Nominations by Stockholders to Be Brought Before the 2019 Annual Meeting of Stockholders. Nominations of persons for election to our Board shall be made pursuant to timely written proposal of nomination to our administrator at the Company’s principal executive offices at the address above. In accordance with our Amended and Restated Bylaws, in order to be timely for such meeting, your notice must be delivered to and received by our Board not less than sixty days nor more than ninety days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is changed by more than thirty days from such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the fifth day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made. To be valid, the written proposal of nomination must contain the applicable information set forth in our Amended and Restated ByLaws. Notwithstanding the foregoing, stockholder proposal requirements are in all cases subject to SEC regulations set forth in Rule 14a-8 of the Exchange Act. Pursuant to Rule 14a-8 of the Exchange Act and the Company’s Amended and Restated Bylaws, because the date of the 2019 Annual Meeting was changed by more than 30 days from the date of the 2018 annual meeting of stockholders, stockholders of the Company who wished to nominate a person for election as a director for consideration at the 2019 Annual Meeting had to have submitted written notice of such proposed business to the Company’s Secretary at Spherix Incorporated at One Rockefeller Plaza, New York, New York 10020, on or before the close of business on February 20, 2019, which the Company determined to be a reasonable time prior to the 2019 Annual Meeting for which stockholders could nominate directors pursuant to Rule 14a-8 and which was announced on a Current Report on Form 8-K as filed on February 6, 2019.

Requirements for Stockholder Proposals Relating to Matters Other than Nominations for and Elections of Directors to Be Brought Before the 2020 Annual Meeting of Stockholders. To be timely for our 2020 annual meeting of stockholders, any written notice of a proposal of a stockholder matter (other than a nomination of a director candidate) must be delivered to and received at our principal executive offices at the address above no later than February 15, 2020 nor earlier than January 16, 2020. If, however, our annual meeting of stockholders is called for a date which is not within thirty days before or after April 15, 2020, any such written notice of a proposal of a stockholder matter must be received by the Board not more than five days after the earliest date we have (w) mailed notice to our stockholders that an annual meeting of stockholders will be held (x) issued a press release, (y) filed a periodic report with the Securities and Exchange Commission or (z) otherwise publicly disseminated notice that an annual meeting of stockholders will be held. To be valid, the written notice of a proposal of a stockholder matter must contain information regarding such stockholder matter equivalent to the information that would be required under the SEC’s proxy solicitation rules, and also must include the class and number of our shares which are beneficially held by such stockholder, any voting rights with respect to shares not beneficially owned and other ownership or voting interest in our shares, whether economic or otherwise, including derivatives and hedges.

Requirements for Director Nominations by Stockholders to Be Brought Before the 2020 Annual Meeting of Stockholders. To be timely for our 2020 Annual Meeting of stockholders, your written proposal of nomination of persons for election to our Board must be delivered to and received at our principal executive offices at the address above no later than February 15, 2020 nor earlier than January 16, 2020. If, however, our annual meeting of stockholders is called for a date which is not within thirty days before or after April 15, 2020, any such written proposal of nomination must be received by the Board not more than five days after the earliest date we have (w) mailed notice to our stockholders that an annual meeting of stockholders will be held (x) issued a press release, (y) filed a periodic report with the Securities and Exchange Commission or (z) otherwise publicly disseminated notice that an annual meeting of stockholders will be held. To be valid, the written proposal of nomination must contain the applicable information set forth in our Amended and Restated ByLaws.

Stockholder Proposals Intended for Inclusion in the Proxy Materials for the 2020 Annual Meeting. A stockholder proposal will need to comply with the SEC regulations set forth in Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Eligible stockholders interested in submitting a proposal intended for inclusion in the Proxy Materials for the 2020 Annual Meeting must have given timely notice thereof in writing to our administrator at our principal executive offices within the time frames set forth above, provided however, that a proposal submitted by a stockholder for inclusion in our proxy statement for an annual meeting that is appropriate for inclusion therein and otherwise complies with the provisions of Rule 14a-8 under the Exchange Act (including timeliness) shall be deemed to have also been submitted on a timely basis pursuant to our Amended and Restated ByLaws. Although the Board of Directors will consider stockholder proposals, we reserve the right to omit from our Proxy Statement stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

Is There an Advisory Vote on Executive Compensation?

Yes. Following this 2019 Annual Meeting, our next advisory vote on executive compensation will take place at our 2020 annual meeting of stockholders.

GOVERNANCE OF THE COMPANY

Executive Officers

The name of our Named Executive Officer and his age and position as of February 20, 2019 is set forth below. Mr. Hayes’ biography is included in the section “Proposal 1: Election of Directors.”

Name	Age	Position
Anthony Hayes	51	Chief Executive Officer, Principal Financial Officer, Principal Accounting Officer and Director

Directorships

The current Board of Directors consists of Robert J. Vander Zanden, Anthony Hayes, Tim S. Ledwick, Eric Weisblum and Gregory James Blattner. See “Proposal 1: Election of Directors” for biographical information about our directors.

Except as otherwise reported therein, none of our directors held directorships in other reporting companies or registered investment companies at any time during the past five years.

Board Leadership Structure and Role in Risk Oversight

Our Company currently separates the roles of Chairman of the Board and Chief Executive Officer (“CEO”). Although the Board believes the separation of these roles is appropriate for us at this time, the advisability of the separation depends upon the specific circumstances and dynamics of our leadership and may change in the future.

As Chairman of the Board, Dr. Vander Zanden serves as the primary liaison between the CEO and the independent directors, and provides strategic input and counseling to the CEO. With input from other members of the Board, committee chairs and management, he presides over meetings of the Board.

Our Board, as a unified body and through committee participation, organizes the execution of its monitoring and oversight roles and does not expect its Chairman to organize those functions. Our primary rationale for separating the positions of Chairman of the Board and the CEO is the recognition of the time commitments and activities required to function effectively as Chairman and as the CEO of a company with a relatively flat management structure. The separation of roles has also permitted the Board to recruit executives into the CEO position who possess skills and experience necessary to lead and grow our Company, but who may not have extensive public company board experience.

The Board of Directors has three standing committees—Audit, Compensation and Nominating. The membership of each of the Board committees is comprised of all independent directors, with each of the committees having a separate chairman, each of whom is an independent director. Our non-management members of the Board of Directors meet in executive session at each quarterly board meeting.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Management is responsible for the day-to-day management of risks we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility for ensuring that the risk management processes designed and implemented by management are adequate and functioning as designed.

The Board believes that establishing the right “tone at the top” and that full and open communication between executive management and the Board are essential for effective risk management and oversight. Our CEO communicates frequently with members of the Board to discuss strategy and the challenges we face. Senior management usually attends our regular quarterly Board meetings and is available to address any questions or concerns raised by the Board on risk management-related and any other matters.

Board Committees and Charters

The following table identifies the current independent and non-independent Board and Committee members:

Name	Independent	Audit	Compensation	Nominating
Robert J. Vander Zanden	x	x	x	x
Anthony Hayes
Tim S. Ledwick	x	x	x
Eric Weisblum	x	x	x	x
Gregory James Blattner	x			x

Audit Committee

The current Audit Committee members are Chair, Mr. Ledwick, Dr. Vander Zanden and Mr. Weisblum. The Committee has authority to review our financial records, deal with our independent auditors, recommend financial reporting policies to the Board, and investigate all aspects of our business. The Audit Committee Charter is available for your review on our website at www.spherix.com. Each member of the Audit Committee satisfies the independence requirements and other established criteria of the NASDAQ and the SEC. The Board of Directors has determined that Mr. Ledwick qualifies as an audit committee financial expert as defined in the SEC and NASDAQ rules.

Compensation Committee

The Compensation Committee oversees the compensation for our executive officers and recommends various incentives for key employees to encourage and reward increased corporate financial performance, productivity and innovation. Its current members are Chair, Mr. Weisblum, Dr. Vander Zanden and Mr. Ledwick. The Compensation Committee Charter is available on our website at www.spherix.com.

Nominating Committee

The Nominating Committee presents and recommends to the Board, for approval by the Board, the proposed Board of Directors for election by the stockholders. Its members are Chair, Mr. Blattner, Dr. Vander Zanden, and Mr. Weisblum. The Nominating Committee Charter is available on our website at www.spherix.com. The Nominating Committee does not have any formal minimum qualifications for director candidates. The Nominating Committee identifies candidates by first evaluating current members of the Board who are willing to continue in service. If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Nominating Committee then identifies the desired skills and experience of a new candidate(s).

Among other factors, when considering a prospective candidate, the Nominating Committee considers a candidate’s business experience and skills, attributes pertinent to Company business, personal integrity and judgment, and possible conflicts of interest. To date, the Nominating Committee has not utilized the services of any search firm to assist it in identifying director candidates. The Nominating Committee’s policy is to consider director candidate recommendations from its stockholders which are received prior to any Annual Meeting, including confirmation of the candidate’s consent to serve as a director.

Stockholder Communication

As a stockholder of our Company, you may communicate in writing at any time with the entire Board of Directors or any individual director (addressed to “Board of Directors” or to a named director), c/o Spherix Incorporated, Attention: Hayley Behrmann, One Rockefeller Plaza, 11th Fl., New York, NY 10020, or via e-mail at info@spherix.com. All appropriate communications will be promptly relayed to the appropriate Directors. Our administrator will coordinate all responses.

Meetings of the Board of Directors and Committees

During the fiscal year ended December 31, 2018, our Board held a total of eight regularly scheduled and special meetings, the Audit Committee held four meetings and the Compensation Committee held one meeting. The Nominating Committee held two meetings during 2018.  None of our incumbent directors attended less than 75% of the Board or committee meetings.

Policy Regarding Attendance at Annual Meetings of Stockholders

Our Company does not have a policy with regard to Board members’ attendance at annual meetings. All of our directors attended our last annual meeting of stockholders.

Director Independence

Our Board of Directors has determined that a majority of the Board consists of members who are currently “independent” as that term is defined under current listing standards of NASDAQ. The Board of Directors considers Messrs. Vander Zanden, Ledwick, Weisblum and Blattner to be “independent” as defined by the applicable NASDAQ rules.

Director Qualifications and Diversity

The Board seeks independent directors who represent a diversity of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions.  Candidates should have substantial experience with one or more publicly traded companies or should have achieved a high level of distinction in their chosen fields.  The Board is particularly interested in maintaining a mix that includes individuals who are active or retired executive officers and senior executives, particularly those with experience in biomedicine, medical and drug regulation in China, intellectual property, early-stage companies, research and development, strategic planning, business development, compensation, finance, accounting and banking.

In evaluating nominations to the Board of Directors, the Governance Committee also looks for certain personal attributes, such as integrity, ability and willingness to apply sound and independent business judgment, comprehensive understanding of a director’s role in corporate governance, availability for meetings and consultation on Company matters, and the willingness to assume and carry out fiduciary responsibilities.  The Governance Committee took these specifications into account in formulating and re-nominating its present Board members.

The current director candidates, who are nominated to serve as non-executive directors, were recommended by management and nominated by the full Board of Directors.

Code of Ethics

We have adopted a Code of Ethics, which is available on our website at www.spherix.com.

Conflicts of Interest

Members of our management are associated with other firms involved in a range of business activities. Consequently, there are potential inherent conflicts of interest in their acting as officers and directors of the Company. Although the officers and directors are engaged in other business activities, we anticipate they will devote an important amount of time to our affairs.

Our officers and directors are now and may in the future become shareholders, officers or directors of other companies, which may be formed for the purpose of engaging in business activities similar to ours. Accordingly, additional direct conflicts of interest may arise in the future with respect to such individuals acting on behalf of us or other entities.  Moreover, additional conflicts of interest may arise with respect to opportunities which come to the attention of such individuals in the performance of their duties or otherwise.  Currently, we do not have a right of first refusal pertaining to opportunities that come to their attention and may relate to our business operations.

Our officers and directors are, so long as they are our officers or directors, subject to the restriction that all opportunities contemplated by our plan of operation which come to their attention, either in the performance of their duties or in any other manner, will be considered opportunities of, and be made available to us and the companies that they are affiliated with on an equal basis.  A breach of this requirement will be a breach of the fiduciary duties of the officer or director.  If we or the companies with which the officers and directors are affiliated both desire to take advantage of an opportunity, then said officers and directors would abstain from negotiating and voting upon the opportunity.  However, all directors may still individually take advantage of opportunities if we should decline to do so.  Except as set forth above, we have not adopted any other conflict of interest policy with respect to such transactions.

Review, Approval or Ratification of Transactions with Related Persons

The Board of Directors reviews issues involving potential conflicts of interest, and reviews and approves all related party transactions, including those required to be disclosed as a “related party” transaction under applicable federal securities laws.  The Board has not adopted any specific procedures for conducting reviews of potential conflicts of interest and considers each transaction in light of the specific facts and circumstances presented.  However, to the extent a potential related party transaction is presented to the Board, the Company expects that the Board would become fully informed regarding the potential transaction and the interests of the related party, and would have the opportunity to deliberate outside of the presence of the related party.  The Company expects that the Board would only approve a related party transaction that was in the best interests of, and fair to, the Company, and further would seek to ensure that any completed related party transaction was on terms no less favorable to the Company than could be obtained in a transaction with an unaffiliated third party.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our Directors and named Executive Officers, and anyone who beneficially owns ten percent (10%) or more of our Company’s Common Stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock. Persons required to file such reports also need to provide us with copies of all Section 16(a) forms they file.

Based solely upon a review of (i) copies of the Section 16(a) filings received during or with respect to 2018 and (ii) certain written representations of our officers and directors, we believe that all filings required to be made pursuant to Section 16(a) of the Exchange Act during and with respect to 2018 were filed in a timely manner.

EXECUTIVE COMPENSATION

The following Summary of Compensation table sets forth the compensation paid by our Company during the two years ended December 31, 2018 and 2017, to all Executive Officers earning in excess of $100,000 during any such year.

Summary of Compensation

							Change in Pension
						Non-Equity	Value and Non-
						Incentive Plan	Qualified Deferred	All Other
				Stock	Option	Compensation	Compensation	Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Awards ($)	Awards ($)	($)(1)	Earnings ($)	($)	Total ($)
Anthony Hayes, Chief Executive Officer, Director,	2018	349,010	- (3)	-	-	-	-	-	349,010
Principal Accounting Officer and Principal Financial Officer (2)	2017	349,430	490,000	88,499	3,045	-	-	-	930,974
Frank Reiner, Interim Chief Financial Officer (until March 10, 2017) (4)	2017	53,817	-	-	-	-	-	289,504	343,321

(1)	Awards pursuant to the Spherix Incorporated 2013 Incentive Compensation Plan and 2014 Plan.

(2)

On March 14, 2017, 35,969 restricted stock units (“RSUs”) were delivered to Anthony Hayes. 23,287 shares of common stock were withheld (at the closing price of the Company’s common stock on the NASDAQ Capital Market on March 14, 2017) to satisfy the tax obligation relating to the vesting of the RSUs.

(3)	Amount of 2018 bonus is not calculable as of the date of this filing.

(4)	All stock options to Mr. Reiner were granted in accordance with ASC Topic 718. On March 10, 2017, Mr. Reiner and the Company entered into a separation agreement and general release, pursuant to which Mr. Reiner received payments due to him under the terms of his employment agreement as well as a lump sum payment of $18,504 in lieu of his right to continue health insurance coverage under the Company’s group health plan.

Outstanding Equity Awards at December 31, 2018

	Option Awards
	Number of Securities	Number of Securities
	Underlying Unexercised	Underlying Unexercised	Option Exercise	Expiration
Name	Options (#) Exercisable	Options (#) Unexercisable	Price ($)	Date
Anthony Hayes	39,472	-	$134.52	4/1/2023
	13,158	-	$54.34	4/3/2019
	5,263	-	$34.01	7/15/2019
	3,947	-	$1.98	5/2/2021
	3,947	-	$1.02	5/30/2022

Potential Payment upon Termination or Change in Control

Under the April 1, 2016 employment agreement with Mr. Hayes, we have agreed to, in the event of termination by us without “cause” or pursuant to a change in control, grant Mr. Hayes, in addition to reimbursement of any documented, unreimbursed expenses incurred prior to such date, (i) any unpaid compensation and vacation pay accrued during the term of the Employment Agreement, and any other benefits accrued to him under any of our benefit plans outstanding at such time, (ii) twelve (12) months base salary at the then current rate to be paid in a single lump sum within thirty (30) days of Mr. Hayes’ termination, (iii) continuation for a period of twelve (12) months of any benefits as extended to our executive officers from time to time, including but not limited to group health care coverage and (iv) payment on a pro rata basis of any annual bonus or other payments earned in connection with any bonus plans to which Mr. Hayes was a participant as of the date of termination. In addition, any options or restricted stock shall be immediately vested upon termination of Mr. Hayes’s employment without “cause” or pursuant to a change in control.

Under the March 14, 2014 employment agreement with Mr. Frank Reiner, in the event of a termination or non-renewal of his employment without “cause” or pursuant to the consummation of a change in control, we have agreed to grant Mr. Reiner in addition to reimbursement of any documented, unreimbursed expenses incurred prior to such date, (i) any unpaid compensation and vacation pay accrued during two years commencing on March 14, 2014 or any then applicable extension of the term of Mr. Reiner’s employment, and any other benefits accrued to him under any of our benefit plans outstanding at such time, (ii) twelve (12) months’ base salary at the then current rate to be paid in a single lump sum within sixty (60) days of Mr. Reiner’s termination, (iii) continuation for a period of twelve (12) months of any benefits as extended to our executive officers from time to time and (iv) payment on a pro rata basis of any annual bonus or other payments earned in connection with any bonus plans to which Mr. Reiner was a participant as of the date of termination. In addition, any options or restricted stock shall be immediately vested upon termination or non-renewal of Mr. Reiner’s employment without “cause” or pursuant to a change in control. In March 2017, Mr. Reiner and the Company agreed not to renew Mr. Reiner’s employment agreement and Mr. Reiner received his non-renewal compensation. On March 10, 2017, Mr. Reiner and the Company entered into a separation agreement and general release, pursuant to which Mr. Reiner received payments due to him under the terms of his employment agreement as well as a lump sum payment of $18,504 in lieu of his right to continue health insurance coverage under the Company’s group health plan.

Executive Officer Agreements

On April 1, 2016, we entered into an employment agreement with Mr. Anthony Hayes pursuant to which Mr. Hayes serves as the Chief Executive Officer for a period of one year, subject to renewal. In consideration for his employment, we agreed to pay Mr. Hayes a base salary of $350,000 per annum. Mr. Hayes will be entitled to receive an annual bonus in an amount equal to up to 100% of his base salary if we meet or exceed certain criteria adopted by our Compensation Committee. We further agreed to grant executive restricted stock units, pursuant to the Corporation’s 2014 Equity Incentive Plan, with respect to 118,512 shares of the Company’s common stock. One-half of the grant shall vest if as of December 31, 2016, the Corporation has pro-forma cash of at least five million dollars ($5,000,000) (cash plus any cash used for a Board-approved extraordinary acquisition or transaction reconstituting the Company’s core operations, less accrued bonuses) and one-half shall vest upon the Company meeting certain agreed upon criteria. As of December 31, 2016, 59,256 restricted stock units were vested and 59,256 restricted stock units were forfeited.

On October 19, 2017, the Company entered into an amendment to the April 2016 employment agreement (the “Amendment”) of Mr. Hayes. Pursuant to the Amendment, effective January 1, 2017, Mr. Hayes is entitled to receive an annual cash bonus in an amount equal to up to $250,000 if the Company meets or exceeds certain criteria adopted by the Compensation Committee of the Company’s Board of Directors. In addition, Mr. Hayes was awarded a restricted stock unit grant for 30,000 shares of the Company’s common stock under the Company’s 2014 Equity Incentive Plan (the “RSU Grant”). The RSU Grant vested March 15, 2018.

All other terms of Mr. Hayes’ employment agreement, effective as of April 1, 2016, remain in full force and effect.

BENEFICIAL OWNERSHIP OF OUR CAPITAL STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our Common Stock, Series D Preferred Stock and Series D-1 Preferred Stock owned beneficially as of February 20, 2019 by (i) each person (including any group) known to us to own more than 5% of our Common Stock and (ii) our officers and directors as a group. As of February 20, 2019 there were 8,542,530 shares of Common Stock outstanding, 4,725 shares of Series D Preferred Stock outstanding and 834 shares of Series D-1 Preferred Stock outstanding. Unless otherwise indicated, it is our understanding and belief that the stockholders listed possess sole voting and investment power with respect to the shares shown.

	Common Stock Beneficially Owned(2)			Series D Preferred Stock(2)		Series D-1 Preferred Stock(2)
Name of Beneficial Owner(1)	Shares		Percentage	Shares	Percentage	Shares	Percentage

Robert J. Vander Zanden	101,268	(3)	1.19%	—	—	—	—
Anthony Hayes	117,970	(4)	1.38%	—	—	—	—
Tim S. Ledwick	91,841	(5)	1.08%	—	—	—	—
Eric Weisblum	77,894	(6)	*	—	—	—	—
Gregory James Blattner	25,000	(7)	*
All Directors and Officers as a Group (5 persons)			4.85%	—	—	—	—

Stockholders

Daniel W. Armstrong 611 Loch Chalet Ct Arlington, TX 76012-3470	—		—	1,350	28.57%	—	—

R. Douglas Armstrong 570 Ocean Dr. Apt 201 Juno Beach, FL 33408-1953	—		—	450	9.52%	—	—

Thomas Curtis 4280 10 Oaks Road Dayton, MD 21036-1124	—		—	900	19.05%	—	—

Francis Howard 376 Victoria Place London, SW1 V1AA United Kingdom	—		—	900	19.05%	—	—

Charles Strogen 6 Winona Ln Sea Ranch Lakes, FL 33308-2913	—		—	1,125	23.81%	—	—

Chai Lifeline Inc. 151 West 30th Street, Fl 3 New York, NY 10001-4027	—		—	—	—	834	100%

*	Less than 1% of the outstanding shares of Common Stock.

(1)           Under Rule 13d-3 of the Exchange Act a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

(2)           Based on 8,542,530 shares of our Common Stock outstanding as of February 20, 2019; does not take into account the beneficial ownership limitations governing the Series D Preferred Stock and Series D-1 Preferred Stock. Beneficial ownership limitations on our Series D Preferred Stock prevent the conversion or voting of the stock if the number of shares of Common Stock to be issued pursuant to such conversion or to be voted would exceed, when aggregated with all other shares of Common Stock or other voting stock owned by the same holder at the time, the number of shares of Common Stock which would result in such holder beneficially owning more than 4.99% of all of the Common Stock outstanding at such time. Beneficial ownership limitations on our Series D-1 Preferred Stock prevent the conversion or voting of the stock if the number of shares of Common Stock to be issued pursuant to such conversion or to be voted would exceed, when aggregated with all other shares of Common Stock owned by the same holder at the time, the number of shares of Common Stock which would result in such holder beneficially owning more than 9.99% of all of the Common Stock outstanding at such time.

(3)          Includes 21,007 shares of Common Stock and 80,261 options for the purchase of Common Stock exercisable as of February 20, 2019.

(4)          Includes 52,183 shares of Common Stock and 65,787 options for the purchase of Common Stock exercisable as of February 20, 2019.

(5)          Includes 30,000 shares of Common Stock and 61,841 options for the purchase of Common Stock exercisable as of February 20, 2019.

(6)          Includes 20,000 shares of Common Stock and 57,894 options for the purchase of Common Stock exercisable as of February 20, 2019.

(7)          Includes 25,000 options for the purchase of Common Stock exercisable as of February 20, 2019.

Effective January 1, 2013, the Company and Equity Stock Transfer, LLC entered into a Rights Agreement, which was subsequently assigned to Transfer Online Inc. as Rights Agent on June 20, 2016. The Rights Agreement provides each stockholder of record a dividend distribution of one “right” for each outstanding share of common stock. Rights become exercisable at the earlier of ten days following: (1) a public announcement that an acquirer has purchased or has the right to acquire 10% or more of our common stock, or (2) the commencement of a tender offer which would result in an offer or beneficially owning 10% or more of our outstanding common stock.  On June 9, 2017, the Company and Transfer Online Inc. amended and restated the Rights Agreement to extend the expiration date of the rights contained therein from December 31, 2017 to December 31, 2020. Each right entitles a stockholder to acquire, at a price of $7.46 per one nineteen-hundredth of a share of our Series A Preferred Stock, subject to adjustments, which carries voting and dividend rights similar to one share of our common stock. Alternatively, a right holder may elect to purchase for the stated price an equivalent number of shares of our common stock at a price per share equal to one-half of the average market price for a specified period.  In lieu of the stated purchase price, a right holder may elect to acquire one-half of the common stock available under the second option.  The purchase price of the preferred stock fractional amount is subject to adjustment for certain events as described in the Agreement. At the discretion of a majority of the Board of Directors and within a specified time period, we may redeem all of the rights at a price of $0.001 per right.  The Board may also amend any provisions of the Rights Agreement prior to exercise.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

The current Board of Directors consists of Mr. Tim S. Ledwick, Mr. Anthony Hayes, Dr. Robert J. Vander Zanden, Mr. Eric Weisblum and Mr. Gregory James Blattner.  The Board of Directors has determined that Dr. Vander Zanden, Mr. Ledwick, Mr. Weisblum and Mr. Blattner are independent directors within the meaning of the applicable NASDAQ rules. Our Audit, Compensation, and Nominating Committees consist solely of independent directors.

On June 30, 2015, our Board of Directors appointed Frank Reiner as Interim Chief Financial Officer. Pursuant to Mr. Reiner’s employment agreement with the Company, dated as of March 14, 2014, as amended, the term of Mr. Reiner’s employment was one year and automatically extended for additional one-year terms unless no less than 60 days’ prior written notice of non-renewal is given by Mr. Reiner or us. Mr. Reiner’s base salary under his employment agreement was $235,000 per year, but in connection with being named Interim Chief Financial Officer, the Board of Directors authorized an amendment to Mr. Reiner’s employment agreement to increase Mr. Reiner’s base salary to $271,000. On March 10, 2017, Mr. Reiner and the Company entered into a separation agreement and general release, pursuant to which Mr. Reiner received payments due to him under the terms of his employment agreement as well as a lump sum payment of $18,504 in lieu of his right to continue health insurance coverage under the Company’s group health plan.

We have not adopted written policies and procedures specifically for related person transactions. Our Board of Directors is responsible to approve all related party transactions, and approved each of the transactions set forth above.

REPORT OF THE AUDIT COMMITTEE

The following Audit Committee Report shall not be deemed to be “soliciting material,” “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act.  Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is comprised of three independent directors (as defined under Rule 5605(a)(2) of the NASDAQ Stock Market).  The Audit Committee operates under a written charter, which is available at www.spherix.com and will also be provided in print to any stockholder upon request to the Company’s administrator.

We have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2018.

We have reviewed and discussed with management the Company’s outside accounting firm, the quality and the acceptability of the Company’s financial reporting and internal controls.

We have discussed with the Company’s outside accounting firm the overall scope and plans for their audit as well as the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

We have discussed with management and the Company’s outside accounting firm such other matters as required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T, and other auditing standards generally accepted in the United States, the corporate governance standards of the NASDAQ Stock Market and the Audit Committee’s Charter.

We have received and reviewed the written disclosures and the letter from the Company’s outside accounting firm required by applicable requirements of the PCAOB regarding the Company’s outside accounting firm communications with the Audit Committee concerning independence, and have discussed with the Company’s outside accounting firm, their independence from management and the Company.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the SEC.

This report is submitted by the Audit Committee of the Board of Directors:

Tim S. Ledwick, Chair

Robert J. Vander Zanden

Eric Weisblum

PROPOSAL 1:
ELECTION OF DIRECTORS

Nominees for Election to Board of Directors

Directors are to be elected at the Annual Meeting to serve until the next annual meeting of stockholders or until their earlier resignation or removal. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the Proxy for the election of the five (5) nominees listed below. Although it is not anticipated that any nominee will decline or be unable to serve as a Director, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board, unless the Board reduces the number of directors to be elected. Election of a board of directors requires a plurality of the affirmative vote by a plurality of the Voting Capital present and entitled to vote on the election of directors at the Annual Meeting at which a quorum is present.

The current Board of Directors consists of Dr. Robert J. Vander Zanden, Mr. Anthony Hayes, Mr. Tim S. Ledwick, Mr. Eric Weisblum and Mr. Gregory James Blattner. The Board has determined that a majority of its nominees, being Messrs. Ledwick, Vander Zanden and Weisblum, and a majority of its current members, are independent directors within the meaning of the applicable NASDAQ rules.

The following table sets forth the nominees for membership on the 2019-2020 Board of Directors. It also provides certain information about the nominees as of the Record Date.

			Director
Name	Age	Position	Since
Robert J. Vander Zanden	73	Director and Chairman of the Board	2004
Anthony Hayes	51	Chief Executive Officer, Principal Financial Officer and Director	2013
Tim S. Ledwick	61	Director	2015
Eric Weisblum	49	Director	2016
Gregory James Blattner	41	Director	2018

Dr. Robert J. Vander Zanden

Dr. Robert J. Vander Zanden, a Board member since 2004, having served as a Vice President of R&D with Kraft Foods International, brings a long and distinguished career in applied technology, product commercialization, and business knowledge of the food science industry to us.Dr. Vander Zanden has specific experience in developing organizations designed to deliver on corporate objectives. Dr. Vander Zanden holds a Ph.D. in Food Science and an M.S. in Inorganic Chemistry from Kansas State University, and a B.S. in Chemistry from the University of Wisconsin – Platteville, where he was named a Distinguished Alumnus in 2002. In his 30-year career, he has been with ITT Continental Baking Company as a Product Development Scientist; with Ralston Purina’s Protein Technology Division as Manager Dietary Foods R&D; with Keebler as Group Director, Product and Process Development (with responsibility for all corporate R&D and quality); with Group Gamesa, a Frito-Lay Company, as Vice President, Technology; and with Nabisco as Vice President of R&D for their International Division. With the acquisition of Nabisco by Kraft Foods, he became the Vice President of R&D for Kraft’s Latin American Division. Dr. Vander Zanden retired from Kraft Foods in 2004. He currently holds the title of Adjunct Professor and Lecturer in the Department of Food, Nutrition and Packaging Sciences at Clemson University, where he also is a member of their Industry Advisory Board. In November 2017, Mr. Vander Zanden was appointed Chief Technical Officer of Moore’s Food Resources, LLC, a food company dedicated to the manufacture and sale of healthy, all-natural baked breakfast foods and dessert items. His focus on achieving product and process innovation through training, team building and creating positive working environments has resulted in his being recognized with many awards for product and packaging innovation. Dr. Vander Zanden is not now, nor has he been for the past five years, a director of a public, for-profit company other than us. Dr. Vander Zanden’s executive experience provides him with valuable business expertise which the Board believes qualifies him to serve as a Director of the Company.

Anthony Hayes

Mr. Anthony Hayes, a director and our Chief Executive Officer since September 2013, has served as the Chief Executive Officer of North South since March 2013 and, from June 2013 until September 2013, as a consultant to our Company. Mr. Hayes was the fund manager of JaNSOME IP Management LLC and JaNSOME Patent Fund LP from August 2012 to August 2013, both of which he co-founded. Mr. Hayes was the founder and Managing Member of Atwater Partners of Texas LLC from March 2010 to August 2012 and a partner at Nelson Mullins Riley & Scarborough LLP from May 1999 to March 2010. Mr. Hayes received his Juris Doctorate from Tulane University School of Law and his B.A. in Economics from Mary Washington College. The Board believes Mr. Hayes is qualified to serve as a Director of the Company based on his extensive knowledge of, and experience in, the patent monetization sector, as well as because of his intimate knowledge of the Company through his service as Chief Executive Officer.

Tim S. Ledwick

Mr. Tim S. Ledwick, who joined as a member of our Board in 2015, is currently the Chief Financial Officer of Management Health Solutions, a private equity-backed company that provides software solutions and services to hospitals focused on reducing costs through superior inventory management practices. Since 2012 he has served on the board and as chair of the audit committee of Telkonet, Inc. (TKOI) a smart energy management technology company. From 2007 to 2011, Mr. Ledwick provided CFO consulting services to AdvantageResourcing (former Advantage Human Resourcing, Inc.), a $150 million services firm and, in addition, from 2007-2008 also acted as special advisor to The Dellacorte Group, a middle market financial advisory firm focused on transactions between $100 million and $1 billion. From 2002 through 2006, Mr. Ledwick was a member of the Board of Directors and Executive Vice President-CFO of Dictaphone Corporation playing a lead role in developing a business plan which revitalized the company, resulting in the successful sale of the firm and delivering a seven times return to shareholders. From 2001-2002, Mr. Ledwick was brought on as CFO to lead the restructuring efforts of Lernout & Hauspie Speech Products, a Belgium-based NASDAQ listed speech technology company, whose market cap had at one point reached a high of $9 billion. From 1999 through 2001, he was CFO of Cross Media Marketing Corp, an $80 million public company headquartered in New York City, playing a lead role in the firm`s acquisition activity, tax analysis and capital raising. Mr. Ledwick is a member of the Connecticut Society of Certified Public Accountants and received his BBA in Accounting from The George Washington University and his MS in Finance from Fairfield University. The Board believes that Mr. Ledwick’s executive experience and financial expertise qualifies him to serve as a Director of the Company.

Eric Weisblum

Mr. Eric Weisblum, who joined as a member of our Board in 2016, is currently CEO and board member of Point Capital Inc., a business development company that primarily invests in small U.S. based companies. In addition to being a prolific investor in both public and private companies, Mr. Weisblum provides managerial assistance and guidance to help companies execute on their business strategy. Mr. Weisblum has reviewed, invested, and worked with numerous public and private companies, as well as overseeing the execution of M&A strategy in the micro-cap and small cap markets. Mr. Weisblum also co-founded Whalehaven, a hedge fund that invested in over 100 public companies. Prior to Whalehaven, Mr. Weisblum was employed with M.H. Meyerson & Co. Inc., a full-service financial and investment-banking firm, with individual and institutional accounts. At M.H. Meyerson, Mr. Weisblum traded equities on behalf of numerous established funds, and originated, structured, and placed structured financing transactions. As a result, Mr. Weisblum brings with him almost 20 years of experience in structuring and trading financial instruments. Mr. Weisblum holds a B.A. from the University of Hartford’s Barney School of Business. The Board believes Mr. Weisblum is qualified to serve as a Director of the Company based on executive experience providing him with valuable business expertise and insight into the market.

Gregory James Blattner

Mr. Blattner, who joined as a member of our Board in 2018, has nearly five years of experience in the alternative investment technology industry. Since January 2014, he has served as the Director of Business Development at Agio, a progressive managed information technology and cybersecurity services provider, where he is responsible for sales and account management of enterprise accounts.  Prior to Agio, from May 2013 to December 2013, Mr. Blattner was a business development manager for the Eikon platform at Thomson Reuters. From 2010 to 2013, Mr. Blattner was a sales manager at American Express for its foreign exchange business. From 2005 to 2009, Mr. Blattner held various positions at JPMorgan, first in the operational risk management arm of the investment bank and later in Foreign Exchange product sales for its treasury services business. From 2000 to 2004, Mr. Blattner was an Associate at Morgan Stanley’s corporate treasury funding desk.  He earned a bachelor’s degree from Iona College. The Company believes Mr. Blattner’s extensive experience in technology and operations solutions make him a qualified appointee as director.

Director Compensation

The following table summarizes the compensation paid to non-employee directors during the year ended December 31, 2018.

					Change in Pension
					Value and Non-
					Qualified Deferred
	Fees earned or			Non-Equity Incentive Plan	Compensation	All Other
	paid in cash ($)	Stock Awards (1) ($)	Option Awards (1) ($)	Compensation ($)	Earnings ($)	Compensation($)	Total ($)
Eric Weisblum (2)	60,000	26,600	57,613	-	-	-	144,213
Robert J. Vander Zanden (3)	60,000	26,600	57,613	-	-	-	144,213
Tim Ledwick (4)	60,000	26,600	57,613	-	-	-	144,213
Gregory Blattner (5)	39,561	-	45,649	-	-	-	85,210

(1)	All restricted stock grants and stock options were granted in accordance with ASC Topic 718.
(2)	Mr. Weisblum was paid $60,000 in cash compensation for his service as a director in 2018. In addition, in February 2018, Mr. Weisblum was granted options to purchase 50,000 shares of Common Stock, with a term of ten years and an exercise price of $1.50, vesting with 50% vesting immediately and the remaining 50% vesting on the six months anniversary of the date of issue.
(3)	Mr. Vander Zanden was paid $60,000 in cash compensation for his service as a director in 2018. In addition, in February 2018, Mr. Vander Zanden was granted options to purchase 50,000 shares of Common Stock, with a term of ten years and an exercise price of $1.50, vesting with 50% vesting immediately and the remaining 50% vesting on the six months anniversary of the date of issue.
(4)	Mr. Ledwick was paid $60,000 in cash compensation for his service as a director in 2018. In addition, in February 2018, Mr. Ledwick was granted options to purchase 50,000 shares of Common Stock, with a term of five years and an exercise price of $1.50, vesting with 50% vesting immediately and the remaining 50% vesting on the six months anniversary of the date of issue.
(5)	Mr. Blattner was paid $39,561 in cash compensation for his service as a director in 2018. In addition, in May 2018, Mr. Blattner was granted options to purchase 50,000 shares of Common Stock, with a term of five years and an exercise price of $1.04, vesting with 50% vesting immediately and the remaining 50% vesting on the one year anniversary of the date of issue.

Non-employee directors received the following annual compensation for service as a member of the Board for the fiscal year ended December 31, 2018:

Annual Retainer	$60,000	To be paid in cash in four equal quarterly installments.
Stock Options	50,000	Options to acquire shares of our Common Stock, pursuant to and subject to the available number of shares under the 2014 Plan, to be granted on the date of our Annual Meeting. The options will have an exercise price equal to the closing price on the trading day immediately preceding the date of issuance and be exercisable for a period of ten (10) years with 50% vesting immediately on the date of issue and the remaining 50% vesting on the six-month anniversary date of the issue so long as the optionee has not been removed as a director of Spherix for cause.
Additional Retainer	$5,000	To be paid to the Chairman of the Board upon election annually.

VOTE REQUIRED

Under applicable Delaware law, the election of each nominee requires the affirmative vote by a plurality of the Voting Capital present and entitled to vote on the election of directors at the Annual Meeting at which a quorum is present.

The Board of Directors recommends voting FOR the election to the Board of Directors of each of the above-mentioned nominees.

PROPOSAL 2:
RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board has appointed Marcum LLP (“Marcum”), to serve as our independent registered public accounting firm for the year ending December 31, 2019. A representative of Marcum is not expected to be present at the Annual Meeting.

The selection of our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification. However, our Company is submitting this matter to the stockholders as a matter of good corporate governance.  Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of our Company and our stockholders.  If the appointment is not ratified, the Board will consider its options.

Our Audit Committee retains our independent registered public accounting firm and approves in advance all audit and non-audit services performed by this firm and any other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements and generally oversees the relationship of the independent registered public accounting firm with our Company. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, relating to their judgments as to the quality, not just the acceptability, of the Company’s accounting principles, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

It is not the duty of the Audit Committee to determine that our Company’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct audits. Those are the responsibilities of management and the Company’s independent registered public accounting firm. In giving its recommendation to the Board, the Audit Committee has relied on: (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles; and (2) the report of the Company’s independent registered public accounting firm with respect to such financial statements.

Fees Paid to Auditor

The following table sets forth the fees paid by our Company to Marcum for audit and other services provided in 2018 and 2017.

	2018	2017
Audit Fees	$127, 779	$85,682
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$127,779	$85,682

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. No non-audit services were performed by our principal accountants during the fiscal years ended December 31, 2018 and 2017.  Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.

VOTE REQUIRED

The affirmative vote of the majority of the Voting Capital present and entitled to vote at the Annual Meeting is required for the ratification of the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

The Board of Directors recommends that stockholders vote FOR ratification of the appointment of Marcum as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

PROPOSAL 3:

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

The SEC has adopted rules requiring public companies to provide stockholders with periodic advisory (non-binding) votes on executive compensation, also referred to as “say-on-pay” proposals. At our 2017 annual meeting of stockholders, our stockholders approved a proposal that we shall have an advisory vote on executive compensation every year. Accordingly, we are presenting the following proposal, which gives you as a stockholder the opportunity to endorse or not endorse the compensation paid to our current Principal Executive Officer and Principal Financial Officer (collectively, the “Named Executive Officer”), as disclosed in the section entitled “Executive Compensation” of this Proxy Statement pursuant to Item 402 of Regulation S-K (including the compensation tables and accompanying narrative discussion).

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, compensation tables and narrative discussion is hereby APPROVED.”

Pursuant to the Exchange Act and the rules promulgated thereunder, this vote will not be binding on the Board or the Compensation Committee and may not be construed as overruling a decision by the Board or the Compensation Committee, creating or implying any change to the fiduciary duties of the Board or the Compensation Committee or any additional fiduciary duty by the Board or the Compensation Committee or restricting or limiting the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation.  The Board and the Compensation Committee, however, may in their discretion take into account the outcome of the vote when considering future executive compensation arrangements.

VOTE REQUIRED

In voting to approve the above resolution, stockholders may vote for the resolution, against the resolution or abstain from voting.  This matter will be decided by the affirmative vote of a majority of the Voting Capital present and entitled to vote at the Meeting.  Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

The Board of Directors recommends that stockholders vote FOR the approval of the compensation of the Company’s Named Executive Officers as disclosed in this proxy statement.

PROPOSAL 4:

AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE SPLIT

On January 29, 2019, the Board acted unanimously to adopt the Reverse Split Proposal to amend Article FIFTH of our Certificate of Incorporation to enable a potential Reverse Split of our capital stock at a ratio of up to ten-for-one (10-for-1), with such ratio to be determined at the sole discretion of the Board and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion and, at the same time. The Board is now asking you to approve this Reverse Split Proposal.

Effecting the Reverse Split requires that Article FIFTH of our Certificate of Incorporation be amended to include a reference to the Reverse Split. If approved, the Reverse will be effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation, in the form attached to this proxy statement as Annex A (the “Certificate of Amendment”), with the Secretary of State of Delaware, with such filing to occur, if at all, at the sole discretion of the Board.

The intention of the Board in obtaining approval for the authority to effect a Reverse Split would be to increase the stock price of our common stock sufficiently above the $1.00 minimum bid price requirement to regain its listing on The Nasdaq Capital Market (“Nasdaq”). The Board, in its sole discretion, can elect to abandon the Reverse Split in its entirety at any time.

One principal effect of the Reverse Split would be to decrease the number of outstanding shares of our common stock as described below. Except for de minimus adjustments that may result from the treatment of fractional shares as described below, the Reverse Split will not have any dilutive effect on our stockholders (whether such stockholders hold common stock or preferred stock) since each stockholder would hold the same percentage of our common stock or preferred stock (in hand or on an as converted basis) outstanding immediately following the Reverse Split as such stockholder held immediately prior to the Reverse Split. The relative voting and other rights that accompany the shares would not be affected by the Reverse Split.

The table below sets forth the number of shares of our common stock outstanding before and after the Reverse Split based on 8,542,530 shares of common stock outstanding as of the Record Date. The table below also sets forth the number of shares of common stock issuable upon conversion of the Series D Preferred Stock and Series D-1 Preferred Stock before and after the Reverse Split based on 4,725 shares and 834 shares outstanding, respectively, as of the Record Date.

	Prior to the Reverse Split	Assuming a ten-for- one Reverse Split
Aggregate Number of Shares of Common Stock Outstanding	8,542,530	854,253
Aggregate Number of Shares of Common Stock Issuable upon Conversion of Series D Preferred Stock Outstanding	2,487	249
Aggregate Number of Shares of Common Stock Issuable upon Conversion of Series D-1 Preferred Stock Outstanding	439	44

Except for certain possible de minimus adjustments, the Reverse Split will not have any dilutive effect on our stockholders as the proportion of shares owned or convertible by our stockholders relative to the number of shares of common stock outstanding issuance will remain the same.

Reasons for the Reverse Split; Nasdaq Requirements for Continued Listing

The Board’s primary objective in proposing a potential Reverse Split is to raise the per share trading price of our common stock. Our common stock previously traded on Nasdaq under the symbol “SPEX.” In order to regain our listing on Nasdaq we will be required to effect the Reverse Split so that our listed shares maintain a minimum bid price per share of at least $1.00.

On November 27, 2018, we received a deficiency notice from The Nasdaq Stock Market (“Nasdaq”) informing the Company that its common stock, par value $0.0001 per share, failed to comply with the $1.00 minimum bid price required for continued listing on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2). Nasdaq’s letter advised the Company that, based upon the closing bid price during the period from October 15, 2018 to November 26, 2018, the Company no longer meets this test.

Pursuant to Nasdaq Marketplace Rule 5810(c)(3)(A), the Company has been provided an initial compliance period of 180 calendar days, or until May 28, 2019, to regain compliance with the minimum bid price requirement. To regain compliance, the closing bid price of the Company’s common stock must meet or exceed $1.00 per share for a minimum of 10 consecutive business days prior to May 28, 2019.

Our Board believes that current and prospective investors will view an investment in our common stock more favorably if our common stock regains its listing on Nasdaq.

Our Board also believes that the Reverse Split and any resulting increase in the per share price of our common stock will enhance the acceptability and marketability of our common stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our common stock, although we have not been told by them that is the reason for not investing in our common stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our common stock.

We cannot assure you that the Reverse Split will have any of the desired effects described above. More specifically, we cannot assure you that after the Reverse Split the market price of our common stock will increase proportionately to reflect the ratio for the Reverse Split, that the market price of our common stock will not decrease to its pre-split level, that our market capitalization will be equal to the market capitalization before the Reverse Split, or that we will be able to maintain our listing on Nasdaq.

Potential Disadvantages of the Reverse Split

As noted above, the principal purpose of the Reverse Split would be to help increase the per share market price of our common stock by up to a factor of ten. We cannot assure you, however, that the Reverse Split will accomplish this objective for any meaningful period of time. While we expect that the reduction in the number of outstanding shares of common stock will increase the market price of our common stock, we cannot assure you that the Reverse Split will increase the market price of our common stock by a multiple equal to the number of pre-split shares, or result in any permanent increase in the market price of our common stock, which is dependent upon many factors, including our business and financial performance, general market conditions and prospects for future success. If the per share market price does not increase proportionately as a result of the Reverse Split, then the value of our Company as measured by our stock capitalization will be reduced, perhaps significantly.

The number of shares held by each individual holder of common stock would be reduced if the Reverse Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Split could increase the transaction costs to existing holders of common stock in the event they wish to sell all or a portion of their position.

Although our Board believes that the decrease in the number of shares of our common stock outstanding as a consequence of the Reverse Split and the anticipated increase in the market price of our common stock could encourage interest in our common stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Split.

Effecting the Reverse Split

Upon receipt of stockholder approval for the Reverse Split Proposal, if our Board concludes that it is in the best interests of our Company and our stockholders to effect the Reverse Split, the Certificate of Amendment will be filed with the Secretary of State of Delaware. The actual timing of the filing of the Certificate of Amendment with the Secretary of State of Delaware to effect the Reverse Split will be determined by our Board. In addition, if for any reason our Board deems it advisable to do so, the Reverse Split may be abandoned at any time prior to the filing of the Certificate of Amendment, without further action by our stockholders. In addition, our Board may deem it advisable to effect the Reverse Split even if the price of our common stock is above $1.00 at the time the Reverse Split is to be effected. The Reverse Split will be effective as of the date of filing of the Certificate of Amendment with the Secretary of State of the State of Delaware (the “Effective Time”).

Upon the filing of the Certificate of Amendment, without further action on our part or our stockholders, the outstanding shares of common stock held by stockholders of record as of the Effective Time would be converted into a lesser number of shares of common stock based on a Reverse Split ratio as determined by the Board. For example, if you presently hold 1,500 shares of our common stock, you would hold 150 shares of our common stock following the Reverse Split if the ratio is ten-for-one.

Effect on Outstanding Shares, Options and Certain Other Securities

If the Reverse Split is implemented, the number of shares our common stock owned by each stockholder and the number of common shares into which any preferred stock is convertible, will be reduced in the same proportion as the reduction in the total number of shares outstanding, such that the percentage of our common stock owned by each stockholder will remain unchanged except for any de minimus change resulting from rounding up to the nearest number of whole shares so that we are not obligated to issue cash in lieu of any fractional shares that such stockholder would have received as a result of the Reverse Split. The number of shares of our common stock that may be purchased upon exercise of outstanding options or other securities convertible into, or exercisable or exchangeable for, shares of our common stock, and the exercise or conversion prices for these securities, will also be ratably adjusted in accordance with their terms as of the Effective Time.

Effect on Registration

Our common stock is currently registered under the Securities Act of 1933, as amended, and we are subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The proposed Reverse Split will not affect the registration of our common stock.

Fractional Shares; Exchange of Stock Certificates

Our Board does not currently intend to issue fractional shares in connection with the Reverse Split. Therefore, we do not expect to issue certificates representing fractional shares. In lieu of any fractional shares, we will issue to stockholders of record who would otherwise hold a fractional share because the number of shares of common stock they hold of record before the Reverse Split is not evenly divisible by the Reverse Split ratio that number of shares of common stock as rounded up to the nearest whole share. For example, if a stockholder holds 150.25 shares of common stock following the Reverse Split, that stockholder will receive a certificate representing 151 shares of common stock. No stockholders will receive cash in lieu of fractional shares.

As of the Record Date, we had 123 holders of record of our common stock (although we have significantly more beneficial holders) and 6 holders of record of our preferred stock. We do not expect the Reverse Split and the rounding up of fractional shares to whole shares to result in a significant reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the Reverse Split.

On or after the Effective Time, we will mail a letter of transmittal to each stockholder. Each stockholder will be able to obtain a certificate evidencing his, her or its post-Reverse Split shares only by sending the exchange agent (who will be the Company’s transfer agent) the stockholder’s old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require. Stockholders will not receive certificates for post-Reverse Split shares unless and until their old certificates are surrendered. Stockholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each stockholder, if elected in the letter of transmittal, a new stock certificate after receipt of that stockholder’s properly completed letter of transmittal and old stock certificate(s). A stockholder that surrenders his, her or its old stock certificate(s) but does not elect to receive a new stock certificate in the letter of transmittal will be deemed to have requested to hold that stockholder’s shares electronically in book-entry form with our transfer agent.

Certain of our registered holders of common stock hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of our common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, the stockholder may return a properly executed and completed letter of transmittal.

Stockholders who hold shares in street name through a nominee (such as a bank or broker) will be treated in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse Split for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees.

Stockholders will not have to pay any service charges in connection with the exchange of their certificates.

Authorized Shares

If and when our Board elects to effect the Reverse Split, the Certificate of Amendment will not reduce the authorized number of shares of our capital stock.

In accordance with our Certificate of Incorporation and Delaware law, our stockholders do not have any preemptive rights to purchase or subscribe for any of our unissued or treasury shares.

Anti-Takeover and Dilutive Effects

The authorized common stock and preferred stock will not be diluted as a result of the Reverse Split. The common stock and preferred stock that is authorized but unissued provide the Board with flexibility to effect among other transactions, public or private financings, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. The Certificate of Amendment would continue to give our Board authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or regulations. The Certificate of Amendment is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does our Board have any present intent to use the authorized but unissued common stock or preferred stock to impede a takeover attempt. There are no plans or proposals to adopt other provisions or enter into any arrangements that have material anti-takeover effects.

Accounting Consequences

As of the Effective Time, the stated capital attributable to common stock and preferred stock on our balance sheet will be reduced proportionately based on the Reverse Split ratio that is determined by the Board (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of our common stock outstanding.

Federal Income Tax Consequences

The following discussion is a summary of the U.S. federal income tax consequences of the Reverse Split generally applicable to U.S. holders (as defined below) of our common stock and preferred stock, and is based upon U.S. federal income tax law and relevant interpretations thereof in effect as of the date of this proxy statement, all of which are subject to change, possibly with retroactive effect. This summary does not discuss all aspects of U.S. federal income taxation that may be important to you in light of your individual circumstances, including if you are subject to special tax rules that apply to certain types of investors (e.g., financial institutions, insurance companies, broker-dealers, partnerships or other pass-through entities for U.S. federal income tax purposes, tax-exempt organizations (including private foundations), taxpayers that have elected mark-to-market tax accounting, S corporations, regulated investment companies, real estate investment trusts, investors that will hold our securities as part of a straddle, hedge, conversion, or other integrated transaction for U.S. federal income tax purposes, or investors that have a functional currency other than the U.S. dollar), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss other U.S. federal tax consequences (e.g., estate or gift tax), any state, local, or non-U.S. tax considerations, the Medicare tax on certain investment income or the alternative minimum tax.

This summary is limited to U.S. holders that hold our common stock or preferred stock as “capital assets” (generally, property held for investment) within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended, (the “Code”). We have not sought, and will not seek, a ruling from the Internal Revenue Service (the “IRS”) regarding any matter discussed herein, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below.

For purposes of this summary, a “U.S. holder” is a beneficial holder of common stock or preferred stock who or that, for U.S. federal income tax purposes, is:

•	an individual who is a United States citizen or resident of the United States;

•	a corporation or other entity treated as a corporation for United States federal income tax purposes that is created or organized (or treated as created or organized) in or under the laws of the United States or any state or political subdivision thereof;

•	an estate the income of which is subject to United States federal income taxation regardless of its source; or

•	a trust if (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) it has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock or preferred stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock or preferred stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Split.

Each stockholder should consult his, her or its own tax advisor regarding the U.S. federal, state, local and foreign income and other tax consequences of the Reverse Split.

The Reverse Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, no gain or loss should be recognized by a U.S. holder upon the Reverse Split. Accordingly, the aggregate tax basis in the common stock or preferred stock received pursuant to the Reverse Split should equal the aggregate tax basis in the common stock or preferred stock surrendered and the holding period for the common stock or preferred stock received should include the holding period for the common stock or preferred stock surrendered.

Text of Proposed Certificate of Amendment; Effectiveness

The text of the proposed Certificate of Amendment is set forth in Annex A to this proxy statement. If and when effected by our Board, the Certificate of Amendment will become effective upon its filing with the Secretary of State of Delaware.

Required Vote

The affirmative vote of a majority of the Voting Capital entitled to vote at the Annual Meeting is required to approve the Reverse Split Proposal. Abstentions, but not broker non-votes, are considered present for purposes of establishing a quorum. However, both abstentions and broker non-votes will have the effect of a vote against the Reverse Split Proposal.

The Board of Directors recommends that stockholders vote FOR the approval of the Reverse Split Proposal.

PROPOSAL 5:

AMENDMENT TO THE SPHERIX INCORPORATED 2014 EQUITY INCENTIVE PLAN

Our 2014 Equity Incentive Plan (the “2014 Plan”) was originally adopted by our Board on September 27, 2013 and approved by our stockholders on February 6, 2014. On February 27, 2014, the Board approved an amendment to the 2014 Plan to increase the number of shares available for issuance thereunder to 4,161,892 from 2,400,000. That amendment was approved by our stockholders on April 16, 2014. On January 14, 2016, the Board approved an amendment to increase the number of shares available for issuance thereunder to 8,250,000 from 4,161,892. That amendment was approved by our stockholders on February 25, 2016. As of December 31, 2018 and as adjusted for a one-for-19 reverse split effected in March 2016, a total of 434,210 shares were authorized for issuance under the 2014 Plan.

On March 11, 2019, the Board approved an amendment to the 2014 Plan to increase the number of shares available for issuance thereunder to 1,034,210 from 434,210 (the “2014 Plan Amendment”), in support of our growth and desire to attract and retain qualified individuals for management and other positions. The Board is recommending and submitting the 2014 Plan Amendment to our stockholders for approval.

Shares Available

As of the Record Date, 422,880 awards were outstanding under the 2014 Plan, 105,547 options were outstanding under our previously adopted 2013 Equity Incentive Plan, and 0 shares of Common Stock were outstanding under our previously adopted 2012 Equity Incentive Plan. 11,330, 41,821 and 521 shares remain available for issuance under the 2014 Plan, the 2013 Equity Incentive Plan, and the 2012 Equity Incentive Plan, respectively.

Set forth below is a summary of the 2014 Plan. The full text of the proposed 2014 Plan Amendment is set forth in Annex B to this Proxy Statement.

Reasons for this Proposed Amendment

We are seeking stockholder approval of the amendment to increase the number of shares issuable pursuant to the 2014 Plan to 1,034,210 from 434,210, which number does not take into account the effect of any reverse stock split that may be approved under Proposal 4 above. If we do effect a reverse stock split, this total number of shares authorized for issuance under the 2014 Plan would be proportionately adjusted at the same ratio as is selected by our Board for the reverse stock split. In determining the amount of the increase contemplated by the proposed 2014 Plan Amendment, the Board has taken into consideration the significant increases in the number of shares of our Common Stock available to become issued and outstanding since the original adoption of the 2014 Plan and the desire to continue to retain the flexibility to issue awards that represent a reasonable percentage of our Common Stock issuable to plan participants when desired by the Board. As of the Record Date, there were approximately 8,542,530 shares of our Common Stock outstanding. Assuming the approval of this increase, the total number of shares of our Common Stock available for issuance under the 2014 Plan will be 611,330, which represents approximately seven percent (7%) of our Common Stock as calculated on a fully-diluted basis as of the Record Date.

The purpose of this increase is to continue to be able to attract, retain and motivate executive officers and other employees and certain consultants. Upon stockholder approval, an additional 600,000 shares of Common Stock will be reserved for issuance under the 2014 Plan, which will enable us to continue to grant equity awards to our officers, employees and consultants at levels determined by the Board to be necessary to attract, retain and motivate the individuals who will be critical to our Company’s success in achieving its business objectives and thereby creating greater value for all our stockholders.

Furthermore, we believe that equity compensation aligns the interests of our management and other employees with the interests of our other stockholders. Equity awards are a key component of our incentive compensation program. We believe that option grants have been critical in attracting and retaining talented employees and officers, aligning their interests with those of stockholders, and focusing key employees on the long-term growth of our Company. We anticipate that option grants and other forms of equity awards such as restricted stock awards may become an increasing component in similarly motivating our consultants.

Approval of the Amendment will permit us to continue to use stock-based compensation to align stockholder and employee interests and to motivate employees and others providing services to our Company or any subsidiary. The Board recommends approval for the proposed 2014 Plan Amendment.

The terms of the 2014 Plan are summarized below, and the full text of the proposed 2014 Plan Amendment is set forth as Annex B to this Proxy. It is intended that the 2014 Plan qualify as an incentive stock option plan meeting the requirements of Section 422 of the Code.

Summary of the 2014 Plan

Employees and directors of, and consultants to the Company and any subsidiary are eligible to receive awards under the 2014 Plan at the discretion of the Board or its designated committee. The Board, or a committee designated by the Board, has authority to, among other things,

•	determine eligibility and, from among those persons determined to be eligible, the particular person who will receive awards under the 2014 Plan;
•	grant awards to eligible persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of the 2014 Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such awards;
•	approve the forms of award agreements (which need not be identical either as to type of award or among participants);
•	construe and interpret the 2014 Plan and any agreements defining the rights and obligations of the Company, its subsidiaries, and participants under the 2014 Plan, further define the terms used in the 2014 Plan, and prescribe, amend and rescind rules and regulations relating to the administration of the 2014 Plan or the awards granted under the 2014 Plan;
•	cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent;
•	accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum ten-year term of such awards) in such circumstances as the Board or its designated committee may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent;
•	adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Board or its designated committee may deem appropriate;
•	determine the date of grant of an award, which may be a designated date after but not before the date of the action of the Board or its designated committee;
•	determine whether, and the extent to which, adjustments are required and authorize the termination, conversion, substitution, acceleration or succession of awards upon the occurrence of certain events;
•	acquire or settle rights under awards in cash, stock of equivalent value, or other consideration; and
•	determine the fair market value of the Common Stock or awards under the 2014 Plan from time to time and/or the manner in which such value will be determined.

The 2014 Plan permits the grant of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, cash incentive awards, or other awards. Employees and directors of, and consultants to the Company and any subsidiary are eligible to receive incentive stock options, nonqualified stock options and other stock-based awards under the 2014 Plan. Only employees of the Company, and any subsidiary, are eligible to receive incentive stock options under the 2014 Plan.

Incentive stock options and SARs may not be priced at less than 100% of the fair market value of our Common Stock on the date of grant (110% of fair market value in the case of individuals holding 10% or more of our Common Stock). Except as otherwise determined by the Board, the exercise price for each option may not be less than 100% of the fair market value on the date of grant in accordance with applicable law. The fair market value of our Common Stock on February 25, 2019, was $0.87, based on the closing price of our Common Stock as reported by NASDAQ on that date. The 2014 Plan provides that stock options and similar awards may be issued with exercise periods of up to 10 years (except that no incentive stock option granted to 10% owners of the Company’s Common Stock shall be exercisable after the expiration of five years after the effective date of grant of such option).

The purchase price for any award granted under the 2014 Plan or the Common Stock to be delivered pursuant to any such award, as applicable, may be paid by means of any lawful consideration as determined by the Board or its designated committee, including, without limitation, one or a combination of: (1) services rendered by the recipient of such award; (2) cash, check payable to the order of the Company, or electronic funds transfer; (3) notice and third party payment in such manner as may be authorized; (4) the delivery of previously owned and fully vested shares of Common Stock; (5) the delivery of previously owned and fully vested shares of Common Stock; (6) by a reduction in the number of shares otherwise deliverable pursuant to the award; or (7) subject to such procedures as the Board or its designated committee may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

In the event of termination of employment or consulting relationship for any reason other than disability or death, the award recipient may exercise his or her vested options or SARs within 30 days of the date of such termination. In the event of termination as a result of disability, the award recipient may exercise his or her vested options within six months following the date of such termination but in any event no later than the date of expiration of the option’s term. In the event of death, the award recipient’s estate may exercise his or her vested options within 6 months following the date of death.

Unless otherwise specified in an award agreement, upon termination of a participant’s employment or other service to the Company, option and SAR awards shall expire (1) three months after the last day that the participant is employed by or provides services to the Company or any subsidiary; (2) in the case of a participant whose termination of employment or services is due to death or disability, 12 months after the last day that the participant is employed by or provides services to the Company or its subsidiary; and (3) immediately upon a participant’s termination for “cause”.

The Board has discretion to grant other stock-based awards, provided, however, that no such awards may be made unless the terms of the 2014 Plan and the awards are in compliance with Section 409A of the Code.

Transfers of awards may not be made other than by will or by the laws of descent and distribution. During the lifetime of a participant, an award may be exercised only by the participant to whom the award is granted.

Certain Federal Tax Consequences

The following summary of the federal income tax consequences of the 2014 Plan transactions is based upon federal income tax laws in effect on the date of this Consent Solicitation Statement. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

Nonqualified Stock Options. The grant of a nonqualified stock option under the 2014 Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a nonqualified stock option, the participant will recognize ordinary compensation income equal to the excess of the fair market value of the shares of Common Stock at the time of exercise over the option exercise price. If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss, depending on the sales proceeds received and whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any subsequent capital gain.

Incentive Options. The grant of an ISO under the 2014 Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the ISO was granted, nor within one year after the ISO was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she will recognize ordinary compensation income in the year of the disposition. The amount of ordinary compensation income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Such amount is not subject to withholding for federal income and employment tax purposes, even if the participant is an employee of the Company. Any gain in excess of the amount taxed as ordinary income will generally be treated as a short-term capital gain. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary compensation income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

The “spread” under an ISO —i.e., the difference between the fair market value of the shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the alternative minimum tax liability.

Restricted Stock. Restricted stock is generally taxable to the participant as ordinary compensation income on the date that the restrictions lapse (i.e. the date that the stock vests), in an amount equal to the excess of the fair market value of the shares on such date over the amount paid for such stock (if any). If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss treatment depending on the sales price and how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any subsequent gain.

Participants receiving restricted stock awards may make an election under Section 83(b) of the Code (“Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the excess of the fair market value on the date of the issuance of the stock over the amount paid for such stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long-term or short-term capital gain or loss to the recipient. The Section 83(b) Election must be made within 30 days from the time the restricted stock is issued.

Other Awards. Other awards (such as restricted stock units) are generally treated as ordinary compensation income as and when Common Stock or cash are paid to the participant upon vesting or settlement of such awards. If the participant is an employee, this income is subject to withholding for income and employment tax purposes. The Company is generally entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

Section 162(m) of the Internal Revenue Code. Under Code Section 162(m), no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to the Company’s “covered employees.” A “covered employee” is the Company’s chief executive officer, chief financial officer and the three other most highly compensated officers of the Company.

New Plan Benefits

SEC rules require us to disclose any amounts that we currently are able to determine will be allocated to our named executive officers, directors and other employees following approval of the proposed 2014 Plan Amendment. As of the Record Date, 422,880 awards were granted under the 2014 Plan pursuant to the 2014 Plan Amendment to our named executive officers, directors or other employees.

VOTE REQUIRED

The affirmative vote of a majority of the of the Voting Capital present and entitled to vote at the Annual Meeting will be required for the approval of this Proposal 5.

Our Board of Directors recommends you voting FOR the amendment of our 2014 Plan to increase the number of shares of Common Stock authorized issuable thereunder.

PROPOSAL 6:
ADJOURNMENT

At the Annual Meeting, we may ask you to vote on a proposal to adjourn the Annual Meeting if necessary or appropriate in the sole discretion of our Board, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting or any adjournment or postponement of the Annual Meeting to approve any of the other proposals.

If at the Annual Meeting the number of shares of our Voting Capital present or represented by proxy and voting in favor of a proposal is insufficient to approve such proposal, then our Board of Directors may hold a vote on each proposal that has garnered sufficient votes, if any, and then move to adjourn the Annual Meeting as to the remaining proposals in order to solicit additional proxies in favor of those remaining proposals.

Alternatively, even if there are sufficient shares of our Voting Capital present or represented by proxy voting in favor of all of the proposals, our Board of Directors may hold a vote on the adjournment proposal if, in its sole discretion, it determines that it is necessary or appropriate for any reason to adjourn the Annual Meeting to a later date and time. In that event, we will ask you to vote only upon the adjournment proposal and not any other proposal.

Any adjournment may be made without notice (if the adjournment is not for more than thirty days and a new record date is not fixed for the adjourned meeting), other than by an announcement made at the Annual Meeting of the time, date and place of the adjourned meeting.

Any adjournment of the Annual Meeting will allow you to revoke any proxies already sent in at any time prior to their use at the Annual Meeting as adjourned.

If we adjourn the Annual Meeting to a later date, we will transact the same business and, unless we must fix a new record date, only the stockholders who were eligible to vote at the original meeting will be permitted to vote at the adjourned meeting.

VOTE REQUIRED

The affirmative vote of a majority of the Voting Capital present and entitled to vote at the Annual Meeting will be required for the approval of this Proposal 5, if necessary or appropriate.

The Board of Directors recommends voting FOR authorization to adjourn the Annual Meeting, if necessary or appropriate.

OTHER BUSINESS

As of the date of this Proxy Statement, our management has no knowledge of any business that may be presented for consideration at the Annual Meeting, other than that described above. As to other business, if any, that may properly come before the Annual Meeting, or any adjournment thereof, it is intended that the Proxy hereby solicited will be voted in respect of such business in accordance with the judgment of the Proxy holders.

DOCUMENTS INCORPORATED BY REFERENCE

The SEC allows us to “incorporate by reference” information into this Proxy Statement.  This means that we can disclose important information to you by referring you to another document filed separately with the SEC.  The information incorporated by reference is considered to be a part of this Proxy Statement, except for any information that is superseded by information that is included directly in this Proxy Statement or in any other subsequently filed document that also is incorporated by reference herein.

This Proxy Statement incorporates by reference our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed with the SEC on March 11, 2019.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Robert J. Vander Zanden
Robert J. Vander Zanden
Chairman of the Board

SPHERIX INCORPORATED One Rockefeller Plaza, 11th Fl. New York, NY 10020

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/SPEX19

You may attend the Annual Meeting via the internet and vote during the Annual Meeting until voting is closed. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E34042-P99160	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SPHERIX INCORPORATED	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR Proposals 1, 2, 3, 4, 5 and 6:
	☐	☐	☐

1.	Election of Directors
Nominees:

To be elected for terms expiring in 2020:

	01)	Anthony Hayes
	02)	Robert J. Vander Zanden
	03)	Tim S. Ledwick
	04)	Eric Weisblum
	05)	Gregory James Blattner

		For	Against	Abstain

2.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2019.	☐	☐	☐

3.	To approve, by non-binding advisory vote, the Company’s executive compensation.	☐	☐	☐

4.

To approve and adopt a proposal to amend our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split of our common stock at a ratio up to ten-for-one (10-for-1), with the exact ratio to be set within that range at the sole discretion of our Board of Directors without further approval or authorization of our stockholders before the filing of an amendment to the Certificate of Incorporation effecting the proposed reverse stock split.

		☐	☐	☐

5.

To approve an amendment to the Spherix Incorporation 2014 Equity Incentive Plan (the “2014 Plan”) to increase the number of shares of common stock authorized to be issued pursuant to the 2014 Plan from 434,210 to 1,034,210.

		☐	☐	☐

6.	To transact such other business as may properly come before the meeting or any postponement(s) or adjournment(s) thereof.	☐	☐	☐

For address changes and/or comments, please check this box	☐
and write them on the back where indicated.

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

To the Stockholders of Spherix Incorporated:

The 2019 Annual Meeting of Stockholders (“Annual Meeting”) of Spherix Incorporated (“Spherix”) will be held as a virtual meeting on Monday, April 15, 2019, at 9:00 a.m. Pacific Time/12:00 p.m. Eastern Time, to vote on the following matters:

1.	The election of five (5) directors to the Board of Directors to serve until the 2020 Annual Meeting;

2.	The ratification of the appointment of Marcum LLP as Spherix’s independent registered public accounting firm for the year ending December 31, 2019;

3.	The approval, by non-binding advisory vote, Spherix’s executive compensation;

4.	To approve and adopt a proposal to amend our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split of our common stock at a ratio up to ten-for-one (10-for-1) (the “Reverse Split”), with the exact ratio to be set within that range at the sole discretion of our Board of Directors without further approval or authorization of our stockholders before the filing of an amendment to the Certificate of Incorporation effecting the proposed reverse stock split;

5.

To approve an amendment to the Spherix Incorporated 2014 Equity Incentive Plan (the “2014 Plan”) to increase the number of shares of common stock authorized to be issued pursuant to the 2014 Plan from 434,210 to 1,034,210; and

6.	To transact such other business that may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

The proxy statement contains information regarding the Annual Meeting, including information on the matters to be voted on prior to and during the Annual Meeting. If you have chosen to view our proxy statements and annual reports over the Internet instead of receiving paper copies in the mail, you can access our proxy statement and 2018 annual report and vote at www.proxyvote.com.

Your vote is important. Whether or not you expect to attend the Annual Meeting, we encourage you to promptly vote these shares by one of the methods listed on the reverse side of this proxy card.

You will be able to attend the Annual Meeting via live audio webcast by visiting Spherix’s virtual meeting website at www.virtualshareholdermeeting.com/SPEX19 on Monday, April 15, 2019, at 9:00 a.m. Pacific Time/12:00 p.m. Eastern Time. Upon visiting the meeting website, you will be prompted to enter the 16-digit Control Number provided to you on your Notice of Internet Availability of Proxy Materials or on your proxy card if you receive materials by mail. The unique Control Number allows us to identify you as a stockholder and will enable you to securely log on, vote and submit questions during the Annual Meeting on the meeting website. Further instructions on how to attend and participate in the Annual Meeting via the Internet, including how to demonstrate proof of stock ownership, are available at www.proxyvote.com.

Sincerely,

Anthony Hayes, CEO

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M97914-P71181

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
SPHERIX INCORPORATED

The undersigned hereby appoints Anthony Hayes and Dr. Robert Vander Zanden with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Spherix Incorporated Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held April 15, 2019 or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, FOR PROPOSAL 4, FOR PROPOSAL 5, AND FOR PROPOSAL 6 SHOULD SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Address
Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be marked, dated and signed, on the other side)

ANNEX A

CERTIFICATE OF AMENDMENT

OF THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

SPHERIX INCORPORATED

Under Section 242 of the Delaware General Corporation Law

Pursuant to the provisions of Section 242 of the Delaware General Corporation Law, the undersigned, being a duly authorized person of Spherix Incorporated, a corporation organized and existing under the Delaware General Corporation Law (the “Corporation”), does hereby certify and set forth as follows:

FIRST:   The name of the corporation is Spherix Incorporated. The Corporation was originally incorporated under the name Biospherics Incorporated.

SECOND:   The date of the filing of the Corporation’s original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 1, 1992. On April 24, 2014, the Corporation filed an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. On March 2, 2016, the Corporation filed a Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

THIRD:   This Certificate of Amendment was duly adopted in accordance with the General Corporation Law of the State of Delaware by the Board of Directors and stockholders of the Corporation. Following adoption of a resolution by the Corporation’s Board of Directors declaring its advisability and calling a meeting of the stockholders entitled to vote in respect thereof, a meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment. This Certificate of Amendment was duly adopted at said meeting of the stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH:   The total number of shares of stock of all classes that the Corporation shall have authority to issue is One Hundred Fifty Million (150,000,000) shares, consisting of One Hundred Million (100,000,000) shares of common stock, par value $0.0001 per share (the “Common Stock”), and Fifty Million (50,000,000) shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).

FIFTH:   Effective as of 11:59 p.m., Eastern time, on [               ] (the “Effective Time”), Article FIFTH of the Corporation’s Amended and Restated Certificate of Incorporation, as amended, is hereby amended in their entirety such that, as amended, Clause A. of Article FIFTH shall read in its entirety as follows:

“Effective as of the Effective Time, each [     ] ([     ]) shares of common stock, par value $0.0001 per share (the “Old Common Stock”), issued and outstanding immediately before the Effective Date, shall be and hereby is, reclassified as and changed into one (1) share of common stock, par value $0.0001 per share (the “New Common Stock”). Each outstanding stock certificate which immediately before the Effective Date represented one or more shares of Old Common Stock shall thereafter, automatically and without the necessity of surrendering the same for exchange, represent the number of whole shares of New Common Stock determined by multiplying the number of shares of Old Common Stock represented by such certificate immediately prior to the Effective Date by [     ] ([     ]), and shares of Old Common Stock held in uncertificated form shall be treated in the same manner. No fractional shares shall be issued in connection therewith. Stockholders who would otherwise be entitled to receive fractional share interests of Common Stock shall instead receive a cash payment equal to the fraction multiplied by the closing sales price of our Common Stock as of the date of the Effective Time.”

IN WITNESS WHEREOF, Spherix Incorporated has caused this certificate to be signed by its Chief Executive Officer as of the [     ] day of [            ], [       ].

By:	/s/ Anthony Hayes
Name: Anthony Hayes
Title: Chief Executive Officer

ANNEX B

SPHERIX INCORPORATED

AMENDMENT TO 2014 EQUITY INCENTIVE PLAN

4.2 Share Limit. The maximum number of shares of Common Stock that may be delivered pursuant to awards granted to Eligible Persons under this Plan may not exceed 1,034,210 shares of Common Stock (the “Share Limit”).

5.2.7 Compensation Limitations. The maximum aggregate number of shares of Common Stock that may be issued to any Eligible Person during the term of this Plan pursuant to Qualifying Options and Qualifying SARs may not exceed 1,034,210 shares of Common Stock. The maximum aggregate number of shares of Common Stock that may be issued to any Eligible Person pursuant to Performance-Based Awards granted during the 162(m) Term (other than cash awards granted pursuant to Section 5.1.6 and Qualifying Options or Qualifying SARs) may not exceed 775,668 shares of Common Stock. The maximum amount that may be paid to any Eligible Person pursuant to Performance-Based Awards granted pursuant to Sections 5.1.6 (cash awards) during the 162(m) Term may not exceed $1,000,000.